Exhibit 99.1

Blucora Reports Strong Second Quarter Results

Company Announces $180 million Acquisition of Monoprice

BELLEVUE, Wash., August 1, 2013 (BUSINESS WIRE) — Blucora, Inc. (NASDAQ: BCOR) today announced financial results for the second quarter ended June 30, 2013.

“We are pleased to announce solid results across both of our businesses in the first half of 2013,” said Bill Ruckelshaus, President and Chief Executive Officer of Blucora. “InfoSpace continues to expand its distribution network and drive growth with existing partners. TaxACT recorded market share gains in tax year 2012 with enhanced core offerings and new services complementary to the filing process.”

Summary Financial Performance: 2Q 2013

($ in millions except per share amounts)

	Q2 2013		Q2 2012		Growth
Revenues	$117.2		$100.9		16%
Search	$94.5		$81.8		16%
Tax Preparation	$22.7		$19.1		19%

Adjusted EBITDA	$29.2		$24.5		19%
Non-GAAP Net Income	$24.6		$21.8		13%
Non-GAAP Diluted EPS	$0.58		$0.53		9%

Net Income	$8.4	(1)	$9.7	(2)	-13%
GAAP Diluted EPS	$0.20	(1)	$0.23		-13%

(1)	Includes $2.3 million non-cash loss on derivative instrument.
(2)	Includes $0.3 million non-cash gain on derivative instrument.

See reconciliation of non-GAAP to GAAP measures below.

Segment Information

Search

Segment revenue for the second quarter of 2013 reflects strong growth from search distribution and in our owned and operated properties, up 12 percent and 46 percent, respectively, over the second quarter of 2012. Segment income for the second quarter of 2013 was $17.9 million, up 19 percent over the second quarter of 2012.

Tax Preparation

Segment income for the second quarter of 2013 was $14.4 million, up 21 percent over the second quarter of 2012, reflecting a strong end to the tax season.

Corporate Operating Expenses

Unallocated corporate operating expenses for the second quarter of 2013 were $3.1 million.

Monoprice Acquisition

Today, the Company announced that it has entered into a definitive agreement to acquire Monoprice, a rapidly growing online provider of self-branded consumer electronics and accessories. The all-cash transaction, valued at $180 million, is subject to satisfaction of customary closing conditions and is expected to close in the third quarter of 2013. For further information, see the acquisition press release issued by the Company today.

Third Quarter Outlook

For the third quarter of 2013, the Company expects revenues to be between $93.5 million and $97.5 million, Adjusted EBITDA to be between $10.0 million and $11.5 million, Non-GAAP Net Income to be between $6.0 million and $7.4 million, or $0.14 to $0.17 per diluted share, and Net Loss to be between $1.8 million and $800 thousand, or $(0.04) to $(0.02) per share. The Company’s forward-looking guidance does not reflect potential gains or losses from derivative instruments.

Conference Call and Webcast

A conference call and live webcast will be held today at 5:30 a.m. Pacific time / 8:30 a.m. Eastern time during which the Company will further discuss second quarter results, the Monoprice transaction and its outlook for the third quarter of 2013, including tax segment guidance for the third quarter, search segment guidance for the third quarter 2013, and search segment expectations for 2013. The supplemental materials are included in a current report on form 8-K filed today and may be accessed in the Investor Relations section of the Blucora corporate website at http://www.blucora.com. A replay of the call will also be available on our website for one year and may be accessed under the “Events & Presentations” section of the Investor Center. You may also listen to the conference call audio on the Blucora YouTube Channel at www.YouTube.com/Blucora.

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About Blucora™

Blucora operates two leading Internet businesses. Our InfoSpace business provides online search and monetization solutions to a network of more than 100 partners globally. Through TaxACT, we provide online tax preparation solutions to consumers and professional preparers. The Blucora team brings decades of experience operating and investing in digitally-enabled businesses.

More information about Blucora may be found at www.blucora.com. Follow and subscribe to us on Twitter, LinkedIn and YouTube.

Source: Blucora, Inc.

Blucora Contact:

Stacy Ybarra, 425-709-8127

stacy.ybarra@blucora.com

This announcement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results may differ significantly from management’s expectations due to various risks and uncertainties including, but not limited to: general economic, industry, and market sector conditions; the timing and extent of market acceptance of developed products and services and related costs; our dependence on companies to distribute our products and services; the ability to successfully complete and integrate acquired businesses; future acquisitions; the successful execution of the Company’s strategic initiatives, operating plans, and marketing strategies; and the condition of our cash investments. A more detailed description of these and certain other factors that could affect actual results is included in Blucora, Inc.’s most recent Annual Report on Form 10-Q and subsequent reports filed with or furnished to the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. Blucora, Inc. undertakes no obligation to update any forward-looking statements to reflect new information, events, or circumstances after the date of this release or to reflect the occurrence of unanticipated events.

Blucora, Inc.

Preliminary Condensed Consolidated Statements of Operations (1)

(Unaudited)

(Amounts in thousands, except per share data)

	Three months ended		Six months ended
	June 30,	June 30,	June 30,	June 30,
	2013	2012	2013	2012
Revenues	$117,181	$100,883	$282,519	$216,579

Cost of sales (includes amortization of acquired intangible assets of $1,927, $2,080, $3,867 and $3,591) (1)	69,980	64,227	148,655	123,774

Gross profit	47,201	36,656	133,864	92,805

Expenses and other loss, net:
Engineering and technology (1)	2,508	2,448	5,046	5,021
Sales and marketing (1)	14,067	8,869	50,863	28,312
General and administrative (1)	6,557	5,356	12,941	16,422
Depreciation	524	532	1,041	1,067
Amortization of intangible assets	3,168	3,168	6,337	5,281
Other loss, net (2)	6,304	930	7,309	2,485

Total expenses and other loss, net	33,128	21,303	83,537	58,588

Income before income taxes	14,073	15,353	50,327	34,217

Income tax expense	(5,667)	(5,655)	(18,313)	(13,113)

Net income	$8,406	$9,698	$32,014	$21,104

Net income per share - Basic	$0.20	$0.24	$0.78	$0.53

Net income per share - Diluted (3)	$0.20	$0.23	$0.75	$0.51

Weighted average shares outstanding used in computing basic net income per share	41,050	40,116	40,981	39,904

Weighted average shares outstanding used in computing diluted net income per share	42,724	41,245	42,657	41,112

(1)

In the six months ended June 30, 2012, an additional $5.2 million in stock-based compensation expense was recorded in association with the modification of the terms of a warrant and the vesting of a non-employee performance-based equity award, which were both triggered by the acquisition of the TaxACT business, and the related expense was allocated to general and administrative expense. Stock-based compensation expense for the three and six months ended June 30, 2013 and 2012 is allocated among the following captions (in thousands):

	Three months ended		Six months ended
	June 30,	June 30,	June 30,	June 30,
	2013	2012	2013	2012
Stock-Based Compensation
Cost of sales	$228	$68	$447	$148
Engineering and technology	319	306	572	562
Sales and marketing	526	388	1,003	802
General and administrative	1,680	1,258	3,216	7,216

Total stock-based compensation expense	$2,753	$2,020	$5,238	$8,728

(2)	Other loss, net for the three and six months ended June 30, 2013 and 2012 is allocated among the following captions (in thousands):

	Three months ended		Six months ended
	June 30,	June 30,	June 30,	June 30,
	2013	2012	2013	2012
Other Loss, Net
Interest income	$(109)	$(52)	$(164)	$(61)
Interest expense	2,890	1,009	4,038	1,853
Amortization of debt issuance costs	476	332	583	663
Accretion of debt discount	949	124	1,110	259
Loss (gain) on derivative instrument	2,323	(333)	1,975	(61)
Other	(225)	(150)	(233)	(168)

Total other loss, net	$6,304	$930	$7,309	$2,485

(3)	Calculation excludes the income effect of dilutive derivative instruments, net of tax effect, if applicable.

Blucora, Inc.

Preliminary Condensed Consolidated Balance Sheets

(Unaudited)

(Amounts in thousands)

	June 30,	December 31,
	2013	2012
ASSETS

Current assets:
Cash and cash equivalents	$217,434	$68,278
Short-term investments, available-for-sale	198,059	94,010
Accounts receivable, net of allowance of $10 and $10	35,524	34,932
Other receivables	4,123	3,942
Prepaid expenses and other current assets, net	7,185	10,911

Total current assets	462,325	212,073

Property and equipment, net	8,565	7,533
Goodwill	230,290	230,290
Other intangible assets, net	122,611	132,815
Other long-term assets	10,589	2,582

Total assets	$834,380	$585,293

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$35,048	$37,687
Accrued expenses and other current liabilities	17,802	13,280
Deferred revenue	2,938	3,157
Short-term portion of long-term debt, net of discount of $0 and $160	—	4,590
Derivative instruments	10,627	8,974

Total current liabilities	66,415	67,688

Long-term liabilities:
Long-term debt, net of discount of $491 and $468	64,005	69,278
Convertible senior notes	179,882	—
Deferred tax liability	28,817	29,333
Deferred revenue	2,626	1,319
Other long-term liabilities	1,916	2,225

Total long-term liabilities	277,246	102,155

Total liabilities	343,661	169,843

Stockholders’ equity:
Common stock	4	4
Additional paid-in capital	1,435,109	1,392,098
Accumulated deficit	(944,362)	(976,376)
Accumulated other comprehensive loss	(32)	(276)

Total stockholders’ equity	490,719	415,450

Total liabilities and stockholders’ equity	$834,380	$585,293

Blucora, Inc.

Preliminary Condensed Consolidated Statements of Cash Flows

(Unaudited)

(Amounts in thousands)

	Six months ended
	June 30,	June 30,
	2013	2012
Operating activities:
Net income	$32,014	$21,104
Adjustments to reconcile net income to net cash provided by operating activities:
Stock-based compensation	5,238	4,442
Warrant-related stock-based compensation	—	4,286
Loss (gain) on derivative instrument	1,975	(61)
Depreciation and amortization of intangible assets	12,197	10,779
Excess tax benefits from stock-based award activity	(27,036)	(19,051)
Deferred income taxes	(10,632)	(7,273)
Unrealized amortization of premium on investments, net	1,113	(412)
Loss on equity investment in privately-held company	151	—
Amortization of debt issuance costs	583	628
Accretion of debt discount	1,110	260
Other	86	22
Cash provided (used) by changes in operating assets and liabilities:
Accounts receivable	(591)	1,448
Other receivables	(180)	1,053
Prepaid expenses and other current assets	4,383	149
Other long-term assets	(94)	614
Accounts payable	(2,641)	(5,457)
Deferred revenue	1,088	2,846
Accrued expenses and other current and long-term liabilities	30,214	15,982

Net cash provided by operating activities	48,978	31,359

Investing activities:
Business acquisition, net of cash acquired	—	(279,386)
Equity investment in privately-held company	(4,000)	—
Purchases of property and equipment	(2,047)	(494)
Change in restricted cash	287	893
Proceeds from sales of investments	8,721	179,884
Proceeds from maturities of investments	53,585	32,125
Purchases of investments	(167,434)	(6,031)

Net cash used by investing activities	(110,888)	(73,009)

Financing activities:
Proceeds from issuance of convertible debt, net of debt issuance costs of $6,432	194,818	—
Proceeds from loan, net of debt issuance costs of $2,343 and debt discount of $953	—	96,704
Repayment of debt	(10,000)	(25,000)
Stock repurchases	(1,051)	—
Excess tax benefits from stock-based award activity	27,036	19,051
Proceeds from stock option exercises	1,244	5,496
Proceeds from issuance of stock through employee stock purchase plan	461	189
Tax payments from shares withheld upon vesting of restricted stock units	(1,442)	(851)

Net cash provided by financing activities	211,066	95,589

Net increase in cash and cash equivalents	149,156	53,939

Cash and cash equivalents:
Beginning of period	68,278	81,897

End of period	$217,434	$135,836

Blucora, Inc.

Preliminary Segment Information

(Unaudited)

(Amounts in thousands)

	Three months ended		Six months ended
	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012
Search:
Revenue	$94,497	$81,808	$195,098	$157,103
Cost of revenue (1)	64,046	58,236	134,664	111,342
Operating expense	12,539	8,494	24,252	17,310

Search segment income	17,912	15,078	36,182	28,451
Search segment margin	19%	18%	19%	18%

Tax Preparation:
Revenue	22,684	19,075	87,421	59,476
Cost of revenue (1)	768	1,539	2,982	4,118
Operating expense	7,478	5,582	39,217	21,269

Tax Preparation segment income	14,438	11,954	45,222	34,089
Tax Preparation segment margin	64%	63%	52%	57%

Total segment:
Total revenue	117,181	100,883	282,519	216,579
Total cost of revenue	64,814	59,775	137,646	115,460
Total segment operating expenses	20,017	14,076	63,469	38,579

Total segment income	32,350	27,032	81,404	62,540
Total segment margin	28%	27%	29%	29%

Corporate:
Operating expense	3,135	2,525	6,333	6,331
Stock-based compensation	2,753	2,020	5,238	8,728
Depreciation	990	956	1,993	1,907
Amortization of intangible assets	5,095	5,248	10,204	8,872
Other loss, net	6,304	930	7,309	2,485
Income tax expense	5,667	5,655	18,313	13,113

Total corporate	23,944	17,334	49,390	41,436

Net income	$8,406	$9,698	$32,014	$21,104

(1)

Amounts do not include amortization of acquired intangible assets and certain costs associated with customer service and the operation of the data centers that serve our businesses, which include personnel expenses (which include salaries, benefits and other employee related costs, and stock-based compensation expense), the cost of temporary help and contractors to augment our staffing, bandwidth costs and depreciation. Such amounts are reflected under the heading “Corporate”.

Blucora, Inc.

Reconciliations of Non-GAAP Financial Measures to the Nearest Comparable GAAP Measure

Preliminary Adjusted EBITDA Reconciliation (1)

(Unaudited)

(Amounts in thousands)

	Three months ended		Six months ended
	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012
Net income (2)	$8,406	$9,698	$32,014	$21,104
Depreciation and amortization of intangible assets	6,085	6,204	12,197	10,779
Stock-based compensation	2,753	2,020	5,238	8,728
Other loss, net (3)	6,304	930	7,309	2,485
Income tax expense	5,667	5,655	18,313	13,113

Adjusted EBITDA	$29,215	$24,507	$75,071	$56,209

Blucora, Inc.

Reconciliations of Non-GAAP Financial Measures to the Nearest Comparable GAAP Measure

Preliminary Non-GAAP Net Income Reconciliation (1)

(Unaudited)

	(Amounts in thousands, except per share amounts) Three months ended		Six months ended
	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012
Net income (2)	$8,406	$9,698	$32,014	$21,104
Stock-based compensation	2,753	2,020	5,238	8,728
Amortization of acquired intangible assets	5,095	5,248	10,204	8,872
Accretion of debt discount on convertible notes	841	—	973	—
Loss (gain) on derivative instrument	2,323	(333)	1,975	(61)
Cash tax impact of adjustments to GAAP net income	(17)	3	(180)	(87)
Non-cash income tax expense (1)	5,231	5,181	16,405	11,778

Non-GAAP net income	$24,632	$21,817	$66,629	$50,334

Per share amounts
Net income - diluted (4)	0.20	0.23	0.75	0.51
Stock-based compensation - diluted	0.07	0.05	0.12	0.21
Amortization of intangible assets - diluted	0.12	0.13	0.24	0.22
Accretion of debt discount on convertible notes - diluted	0.02	—	0.02	—
Loss (gain) on derivative instrument - diluted	0.05	0.00	0.05	0.00
Cash tax impact of adjustments to GAAP net income - diluted	0.00	0.00	0.00	0.00
Non-cash income tax expense per share - diluted	0.12	0.12	0.38	0.29

Non-GAAP net income per share - diluted	$0.58	$0.53	$1.56	$1.23

Preliminary Adjusted EBITDA Reconciliation for Forward-Looking Guidance

(Amounts in thousands)

	Ranges for the three months ending September 30, 2013
Net loss	$(1,800)	$(800)
Depreciation and amortization of acquired intangible assets	6,100	6,100
Stock-based compensation	2,700	2,700
Other loss, net (5)	4,000	4,000
Income tax benefit	(1,000)	(500)

Adjusted EBITDA	$10,000	$11,500

Preliminary Non-GAAP Net Income Reconciliation for Forward-Looking Guidance

(Amounts in thousands)

	Ranges for the three months ending September 30, 2013
Net loss	$(1,800)	$(800)
Stock-based compensation	2,700	2,700
Amortization of intangible assets	5,100	5,100
Accretion of debt discount	800	800
Non-cash income tax benefit	(800)	(400)

Non-GAAP net income	$6,000	$7,400

(1)

Blucora’s Adjusted EBITDA is calculated by adjusting net income determined in accordance with the accounting principles generally accepted in the United States of America (“GAAP”), excluding the effects of discontinued operations (which includes loss from discontinued operations, net of taxes, and loss on sale of discontinued operations, net of taxes), income taxes, depreciation, amortization of intangible assets, stock-based compensation expense, and other loss (income), net (which includes such items as interest expense, interest income, gains or losses on derivative instruments, foreign currency gains or losses, gains or losses from the disposal of assets, adjustments to the fair values of contingent liabilities related to business combinations, gains on resolution of contingencies, and litigation settlements), as detailed above. Blucora’s management believes that Adjusted EBITDA provides meaningful supplemental information regarding the Company’s performance. Blucora uses this non-GAAP financial measure for internal management and compensation purposes, when publicly providing guidance on possible future results, and as a means to evaluate period-to-period comparisons. Blucora believes that Adjusted EBITDA is a common measure used by investors and analysts to evaluate its performance, that it provides a more complete understanding of the results of operations and trends affecting the Company’s business when viewed together with GAAP results, and that management and investors benefit from referring to this non-GAAP financial measure. Items excluded from Adjusted EBITDA should be considered as a supplement to, and not as a substitute for or superior to, GAAP net income. Other companies may calculate Adjusted EBITDA differently and, therefore, Blucora’s Adjusted EBITDA may not be comparable to similarly titled measures of other companies.

Blucora defines non-GAAP net income as net income, determined in accordance with GAAP, excluding the effects of loss from discontinued operations, net of taxes, stock-based compensation expense, amortization of acquired intangible assets, accretion of debt discount on convertible notes, gain or loss on derivative instruments, and the related cash tax impact of those adjustments, and non-cash income taxes from continuing operations as detailed in the accompanying table to the preliminary condensed consolidated financial statements (unaudited). The Company excludes the non-cash portion of income tax expense because of its ability to offset a substantial portion of its cash tax liabilities by using these deferred tax assets (which consist primarily of U.S. federal net operating losses). The Company’s management believes that excluding the non-cash portion of income tax expense from its GAAP net income provides meaningful supplemental information to investors and analysts regarding the Company’s performance and the valuation of its business because of its ability to offset a substantial portion of its cash tax liabilities by using these deferred tax assets. The majority of these deferred tax assets will expire if unutilized in 2020.

Blucora’s management believes that non-GAAP net income and non-GAAP earnings per share provide meaningful supplemental information to management, investors and analysts regarding the Company’s performance and the valuation of its business by excluding items in the statement of operations that management does not consider part of the Company’s ongoing operations or have not been, or are not expected to be, settled in cash. Additionally, Blucora’s management believes that non-GAAP net income and non-GAAP earnings per share are common measures used by investors and analysts to evaluate the Company’s performance and the valuation of its business. Non-GAAP net income should be evaluated in light of our financial results prepared in accordance with GAAP, and should be considered as a supplement to, and not as a substitute for or superior to, GAAP net income. Other companies may calculate non-GAAP net income differently, and therefore Blucora’s non-GAAP net income may not be comparable to similarly titled measures of other companies.

(2)	As presented in the Preliminary Condensed Consolidated Statements of Operations (unaudited).
(3)	Other loss, net primarily includes such items as interest expense, interest income, derivative instrument gains or losses, accretion of debt discount and amortization of debt issuance costs.
(4)	Calculation excludes the income effect of dilutive derivative instruments, net of tax effect, if applicable.
(5)

Other loss, net primarily includes such items as interest expense, interest income, derivative instrument gains or losses, accretion of debt discount and amortization of debt issuance costs. The Company’s forward-looking guidance does not reflect potential gains or losses from derivative instruments.